UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 7, 2013

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Newbury Street, Suite 101

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 7, 2013, HeartWare International, Inc. (NASDAQ: HTWR—ASX: HIN), announced that it expects total revenues for the fourth quarter of 2012 will be approximately $32 million, bringing expected full-year 2012 revenues to approximately $110 million.

These preliminary results are being provided in conjunction with the Company’s presentation to the investment community at the 31st Annual J.P. Morgan Healthcare Conference. HeartWare’s presentation commences at 10:30 a.m. Pacific Standard Time (1:30 p.m. EST) on January 7, 2013 at the Westin St. Francis Hotel in San Francisco. A live webcast of the Company’s presentation at the conference will be available via a link provided at www.heartware.com. A replay of the webcast will be available for 90 days at the site after the presentation.

The financial estimates presented are preliminary and remain subject to management’s final review as well as audit by the Company’s independent registered accounting firm. The Company intends to report complete fourth quarter and full-year 2012 financial results in late February. Details regarding the timing of the release of those results, as well as details of a conference call and publically available webcast, will be announced in a subsequent news release.

The information in this Item 2.02 to Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

A copy of the release issued by HeartWare is furnished with this report as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

A copy of the release issued by HeartWare is furnished with this report as Exhibit 99.1.

The information in this Item 7.01 to Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: January 7, 2013	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated January 7, 2013.